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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                                  FORM 8-K/A
                          AMENDMENT TO CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 6, 1996 (September 30, 1996)

                              Mycogen Corporation
                              -------------------
            (Exact name of registrant as specified in its charter)


       California                    0-15881                      95-3802654
       ----------                    -------                      ----------
(State or other jurisdiction  (Commission File Number)          (IRS Employer
      of incorporation)                                      Identification No.)


                5501 Oberlin Drive, San Diego California, 92121
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                   (Address of principal executive offices)

Registrant's telephone number, including area code: 619-453-8030

                                Not Applicable
                                --------------
        (Former name or former address, if changed since last report.)
         --------------------------------------------------------------

                                AMENDMENT NO. 1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) Based on Rule 3-05, amended October 11, 1996, the acquisition of Santa Ursula S.A.A.I.C. e I., a corporation organized under the laws of Argentina doing business as Morgan Seeds ("Morgan"), does not meet the thresholds that require the Company to file separate financial statements of the acquired company or pro forma financial statements of the Company.

(b) Based on Rule 3-05, amended October 11, 1996, the acquisition of Santa Ursula S.A.A.I.C. e I., a corporation organized under the laws of Argentina doing business as Morgan Seeds ("Morgan"), does not meet the thresholds that require the Company to file separate financial statements of the acquired company or pro forma financial statements of the Company.
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(c)  Exhibits.

     Exhibit Number             Description
     --------------             -----------
           2.1                  Stock Acquisition Agreement by and among
                                Agrigenetics, Inc., Mr. Jose Alberto Benegas
                                Lynch, Ms. Maria Alejandra Rebagliati and
                                Genetic Resources (Latin America) Corporation dated September 30, 1996. /1/
          99.1                  Registrant's Press Release dated October 1,
                                1996. /1/

/1/Previously filed as an Exhibit to the Registrant's Form 8-K filed October 15, 1996, and incorporated herein by reference.


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              Mycogen Corporation
                              -------------------
                              (Registrant)

Date:  December 6, 1996       /s/ JAMES A. BAUMKER
       ----------------       --------------------
                              James A. Baumker
                              Vice President,
                              Chief Financial Officer